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                                 EXHIBIT 99.4
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                            Finger Lakes Bancorp, Inc.          Stock Center
                                      LOGO                   470 Exchange Street
                             (Proposed Holding Company for     Geneva,NY 14456
                            Savings Bank of the Finger Lakes)  (315) XXX-XXXX

Stock Order Form & Certification Form: Please read the Stock Order Form
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Instructions and Ownership Guide for assistance in completing this Stock Order
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Form.
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Deadline: We must receive a properly executed Stock Order Form and Certification
Form with the required payment on or before 12:00 noon, Eastern Time, on June
XX, 2000. We may not accept photocopied or faxed Stock Order Forms or Certification Forms.
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Number of Shares / Amount of Payment
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
(1) Number of shares currently owned  (2)  Number of Shares to Purchase    Price Per Share    (3)  Total Amount Due
      ------------------------                 ----------------                              -----------------------
                                                                     X     $7.00      =      $
      ------------------------                 ----------------                              -----------------------
Write "0" in the space above if you do          (minimum 25)
not currently own any shares of Finger
Lakes Financial Corp.
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

If you choose to purchase shares of Finger Lakes Bancorp, Inc., you must place an order for at least 25 shares ($175.00 worth). No individual or entity and their associates may place an order for more than 5% of the total shares offered, or 107,780 shares calculated at the maximum of the offering range. The maximum number of shares purchased by a Finger Lakes Financial stockholder, when combined with exchange shares received for Finger Lakes Financial common stock, may not exceed 5% of the shares outstanding at the completion of the conversion, or 161,000 shares at the maximum of the offering range. This limitation also applies to associates and groups of persons acting in concert.
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
Method of Payment                                               Purchaser Information
(4) [_] Enclosed is a check, bank draft, or money order made    (6)  [_] Check here if you were a depositor with at least $50.00
        payable to Finger Lakes Bancorp, Inc. for $__________.           on deposit on one of these three dates: December 31,
                                                                         1998, June 30, 2000 or September 15, 2000. List all the
(5) [_] I authorize Finger Lakes Bancorp, Inc. to make the               names on the account(s) and all the account number(s) of
        withdrawals from my Savings Bank of the Finger Lakes             those accounts you had at these dates to ensure proper
        account(s) shown below, and understand that the amounts          identification of your purchase rights. Confirm
        will not otherwise be available for withdrawal:                  accounts(s) by initialing here________.

           Account Number(s)                Amount(s)                    Account Title (Names on Accounts)       Account Number
   ----------------------------------------------------------            ------------------------------------------------------
                                  $
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   ----------------------------------------------------------            ------------------------------------------------------

   ----------------------------------------------------------            ---------------------------------
         Total Withdrawal         $
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                                                                (7)  [_] Check here if you are a director, officer or employee of
There is no penalty for early withdrawals used for this payment.         Savings Bank of the Finger Lakes or a member of such
To withdraw from an account with checking privileges, please             person's immediate family.
write a check (???).
                                                                (8)  [_] Check here if you are a shareholder of Finger Lakes
                                                                         Financial as of September 15, 2000.
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(9) Stock Registration     Form of stock ownership
     [_] Individual              [_] Uniform Transfer to Minors             [_] Partnership
     [_] Joint Tenants (WROS)    [_] Uniform Gift to Minors                 [_] Individual Retirement Account (contact stock center)
     [_] Tenants in Common       [_] Corporation                            [_] Fiduciary/Trust (Under Agreement Dated __________)

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(10)    Name                                                         (11)     Social Security or Tax  I.D.
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        Name                                                                  Daytime Telephone
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        Street Address                                                        Evening Telephone
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        City                    State           Zip Code                      County of Residence
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(12)  [_] NASD Affiliation (This section applies to those individuals who meet the     --------------------------------------------
delineated criteria) Check here if you are a member of the National Association        (13) [_] Associate- Acting in concert
of Securities Dealers, Inc. ("NASD"), a person associated with an NASD member, a       Check here, and complete the reverse side of
member of the immediate family of any such person to whose support such person         this form, if you or any associates (as
contributes, directly or indirectly, or the holder of an account in which an NASD      defined on the reverse side of this form)
member or person associated with an NASD member has a beneficial interest. To          or persons acting in concert with you have
comply with conditions under which an exemption from the NASD's Interpretation With    submitted other orders for shares in the
Respect to Free Riding and Withholding is available, you agree, if you have checked    offerings.
the NASD affiliation box, (i) not to sell, transfer or hypothecate the stock for a     --------------------------------------------
period of 90 days following the issuance, and (ii) to report this subscription in writing to the applicable NASD member within one day of the payment therefor.
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

Acknowledgement By signing below, I acknowledge receipt of the Prospectus dated _____ __, 2000 and the provisions therein and understand that I may not change or revoke my order once it is received by Finger Lakes Bancorp, Inc. I also certify that this stock order is for my account only and there is no agreement or understanding regarding any further sale or transfer of these shares. Federal regulations prohibit any persons from transferring, or entering into any agreement directly or indirectly to transfer, the legal or beneficial ownership of conversion subscription rights or the underlying securities to the account of another person. Finger Lakes Bancorp, Inc. will pursue any and all legal and equitable remedies in the event it becomes aware of the transfer of subscription rights and will not honor orders known by it to involve such transfer. Under penalties of perjury, I further certify that: (1) the social security number or taxpayer identification number and the information provided on this Order Form given above is true, correct and complete and that I am purchasing for solely my own account and that there is no agreement or understanding regarding the sale or transfer of shares ordered hereby or my rights to subscribe for such shares ; and (2) I am not subject to backup withholding. You must cross out this item,
(2) above, if you have been notified by the Internal Revenue Service that you are subject to backup withholding because of underreporting interest or dividends on your tax return.

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(14) Signature Sign and date the form. When purchasing        Authorized Signature        Title (if applicable)            Date
as a custodian, corporate officer, etc., include your
full title.  An additional signature is required only         ------------------------------------------------------------------
when payment is by withdrawal from an account that            Authorized Signature        Title (if applicable)            Date
requires more than one signature to withdraw funds.
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YOUR ORDER WILL BE FILLED IN ACCORDANCE WITH THE PROVISIONS OF
THE PROSPECTUS.  THIS ORDER IS NOT VALID IF NOT SIGNED.

THE SHARES OF COMMON STOCK OFFERED HEREBY ARE NOT SAVINGS ACCOUNTS AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION, SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER CORPORATION, FUND OR GOVERNMENT AGENCY.
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FOR OFFICE USE ONLY
Date Rec'd ____/___/___     Order # __________ Batch __________ Check #________ Category__________ Amount $_______Initials_________
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                                       REMEMBER TO SIGN THE CERTIFICATION FORM ON THE REVERSE SIDE

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                       (Finger Lakes Bancorp, Inc. LOGO)

Item (6)  -(continued)
 Account Title (Names on Account)       Account Number          Account Title (Names on Account)          Account Number
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Item (13) - (continued)                                        ----------------------------------------------------------
List below all other orders submitted by you or your           The term "associate", when used to indicate a relationship
Associates (as defined) or by persons acting in concert        with any person., is defined to mean (i) a corporation or
with you.                                                      organization (other than Finger Lakes Bancorp, Inc., Finger
                                                               Lakes Financial Corp., MHC, Finger Lakes Financial Corp.,
 Name(s)                               Number of Shares        or Savings Bank of the Finger Lakes) of which such person
----------------------------------------------------------     is a director, officer, or partner or is, directly or
----------------------------------------------------------     indirectly, the beneficial owner of 10% or more of any class
----------------------------------------------------------     of equity securities, (ii) any trust or other estate in which
----------------------------------------------------------     such person has a substantial beneficial interest or as to which
----------------------------------------------------------     such person serves as trustee or in a similar capacity, provided, however, that such term shall not include any tax qualified employee stock benefit plan of Finger Lakes Bancorp, Inc. or the Savings Bank of the Finger Lakes in which such person has a substantial beneficial interest or serves as a trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of Finger
                                                               Lakes Financial Corp., or Savings Bank of the Finger Lakes or any
                                                               of the subsidiaries of the foregoing
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

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                              CERTIFICATION FORM

     (This form must be dated and signed along with your dated and signed
                    Stock Order Form on the reverse side.)

I ACKNOWLEDGE THAT THE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE (THE "COMMON STOCK") OF FINGER LAKES BANCORP, INC., THE PROPOSED HOLDING COMPANY FOR SAVINGS BANK OF THE FINGER LAKES, ARE NOT FEDERALLY INSURED AND ARE NOT GUARANTEED BY THE FINGER LAKES BANCORP, SAVINGS BANK OF THE FINGER LAKES, OR THE FEDERAL GOVERNMENT.

If anyone asserts that the shares of common stock are federally insured or guaranteed, or are as safe as an insured deposit, I should call the Office of Thrift Supervision's Northeast Regional Director, NAME, at (XXX) XXX-XXXX.

I further certify that, before purchasing shares of Common Stock of Finger Lakes Bancorp, I received a copy of the Prospectus dated ______ ___, 2000 which discloses the nature of the shares of common stock being offered thereby and describes the following risks involved in an investment in the common stock under the heading "Risk Factors" in the Prospectus:

     1.   We own property that has environmental liability.
     2. Increases in interest rates may cause earnings to decline and decrease the value of our mortgage-backed securities and investment securities classified as available for sale.
     3. Our low return on equity after the stock offering may cause our common stock price to decline.
     4. You may not be able to sell your shares when you desire, or for $7.00 or more per share.
     5.   Our stock price may decline.
     6. The implementation of stock-based benefits will increase our future compensation expense and reduce our earnings.
     7. Strong competition within our market area makes it difficult to achieve the desired level of profitability.
     8. Our loans are concentrated in a small geographic area, increasing our susceptibility to a deterioration in asset quality if the local economy falters.
     9. There are many factors beyond our control that affect the demand for loans.
     10. The increase in multi-family and commercial real estate lending and non-mortgage related lending increases the risk that some of our loans will not be repaid.
     11. Our investment of the proceeds of the offering affords our management significant discretion and they may not be able to achieve acceptable returns on the proceeds.
     12.  Irrevocability of orders; potential delay in completion of offering.
     13.  Recent market volatility-impact on common stock price.
     14.  Banking reform legislation may increase competition.
     15. Anti-takeover provisions in our charter and bylaws and voting control of management may discourage takeover proposals that may offer a premium above the trading price of our common stock.

Signature                  Date           Signature                   Date
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Name (please print)                      Name (please print)
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